LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL SHORT TERM BOND FUND

December 1, 1996

Dear Shareholder:

We are pleased to report that The JPM Institutional Short Term Bond Fund recorded an attractive gain for the reporting period relative to its competitors, as measured by the Lipper Short Investment Grade Debt Funds Average, for the one-year period ended October 31, 1996. In an increasingly challenging investment environment for short term bond fund managers, we believe that actively managed security selection and sector allocation in the Fund's portfolio helped it to outperform its competitors. For the one-year period, the Fund returned 6.01%, compared with 5.54% for the Lipper Short Investment Grade Debt Funds Average. The Fund also outperformed the 5.91% one-year returns of its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

The Fund's net asset value went from $9.83 on November 1, 1995 to $9.85 at October 31, 1996, after paying approximately $0.55 per share in dividends from ordinary income during the period. The Fund's net assets stood at $17.8 million at the end of the reporting period. The net assets of The Short Term Bond Portfolio, in which the Fund invests, totaled $26.0 million on October 31, 1996.

Connie J. Plaehn, lead portfolio manager for The Short Term Bond Portfolio, in which the Fund invests, discusses here some of the events affecting the Fund over the previous year and offers her views on the upcoming months.

As always, we welcome your comments, questions, or any suggestions on how we can further improve your financial reports. Please call J.P. Morgan Funds Services, toll free, at (800) 766-7722.

Sincerely yours,

/s/ EVELYN GUERNSEY

Evelyn E. Guernsey

J.P. Morgan Funds Services



TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . 1

FUND PERFORMANCE . . . . . . . . . 2

PORTFOLIO MANAGER Q&A. . . . . . . 3

FUND FACTS AND HIGHLIGHTS. . . . . 6

FINANCIAL STATEMENTS . . . . . . . 9

FUND PERFORMANCE

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment. The minimum initial investment in the Fund is $5,000,000. The chart at right shows that the minimum invested in the Fund on July 31, 1993 would have grown to $5,868,864 at October 31, 1996.*

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $5,000,000 SINCE INCEPTION*

JULY 31, 1993 - OCTOBER 31, 1996

                   [CHART]
                 Plot Points:
 7/93                                        5,000,000
10/93                                        5,069,900
10/94                                        5,130,097
10/95                                        5,589,140
10/96                                        5,919,365

PERFORMANCE

                                            TOTAL RETURNS     AVERAGE ANNUAL TOTAL RETURN
                                            ---------------   ---------------------------
                                            THREE    SIX      ONE     THREE  SINCE
AS OF OCTOBER 31, 1996                      MONTHS   MONTHS   YEAR    YEAR   INCEPTION*
------------------------------------------------------------  ---------------------------
The JPM Institutional Short Term Bond Fund  2.51%    3.83%    6.01%   5.18%  5.05%
Merrill Lynch 1-3 Year Treasury Index       2.39%    3.75%    5.91%   5.30%  5.33%
Lipper Short Investment Grade Debt
  Funds Average                             2.89%    4.06%    5.54%   4.63%  4.88%


AS OF SEPTEMBER 30, 1996
------------------------------------------------------------  ---------------------------
The JPM Institutional Short Term Bond Fund  1.56%    2.64%    5.46%   4.76%  4.79%
Merrill Lynch 1-3 Year Treasury Index       1.65%    2.68%    5.61%   4.98%  5.10%
Lipper Short Investment Grade Debt
  Funds Average                             1.71%    2.41%    5.01%   4.24%  4.55%


*7/8/93 -- COMMENCEMENT OF OPERATIONS (GROWTH AND AVERAGE ANNUAL TOTAL RETURNS BASED ON THE MONTH END FOLLOWING INCEPTION) THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 7/8/93 IS 4.92%.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. NO REPRESENTATION IS MADE THAT INFORMATION GATHERED FROM THESE SOURCES IS ACCURATE OR COMPLETE.

PORTFOLIO MANAGER Q&A

          Following is an interview with CONNIE J. PLAEHN, a member of the portfolio management team for The Short Term Bond Portfolio, in
 [PHOTO] which the Fund invests. Before assuming portfolio management responsibilities at J.P. Morgan Investment Management, Connie also worked at J.P. Morgan Securities and J.P. Morgan Futures. This interview was conducted on November 19, 1996 and reflects Connie's views on that date.

A SHORT TERM BOND FUND SEEMS TO BE KIND OF A HYBRID OF MONEY MARKET FUNDS AND BOND FUNDS, TRYING TO ACHIEVE THE YIELD OF BOND FUNDS WHILE RETAINING A LEVEL OF SAFETY SIMILAR TO MONEY MARKET FUNDS. WHAT ARE SOME OF THE OPPORTUNITIES AND PROBLEMS THAT A MANAGER ENCOUNTERS WORKING IN THE ONE-TO-THREE YEAR PART OF THE YIELD CURVE?

CJP: The opportunities are exactly that--you should be able over time to achieve better than money market returns because, with a normal yield curve (which is what exists today), longer maturities offer higher yields. In addition to higher yield you generally get something called "roll down" or "rolling down the yield curve". Roll down is a kind of incremental return that results as a longer-term security matures into a shorter-term one. Longer-term securities normally bear higher interest rates to compensate for their added risk. As their time to maturity shortens, their price rises to equate their yield to that of comparable maturity securities. This characteristic is particularly pronounced in the one-to-three year area of the yield curve because typically, the difference in yield between one and three years is greater than between any other two points on the yield curve. At the same time, because the average maturity of the Portfolio remains quite low, the likelihood of experiencing negative returns is also low. Short term bond funds are among the lowest risk investments available.

  The problems are a mirror of the opportunities. As you seek greater yield by increasing maturity, you increase volatility and interest rate risk which bring with them a possibility of negative returns. The dual objectives of greater yield with safety--these portfolios are often called "enhanced cash"--make managing such investments more of a balancing act than is true with either money market or broad market bond funds.

  Seeking extra yield by increasing maturity, without sacrificing quality, raises a number of challenges. One is that the spread, the difference in yields in the one-to-three year area, between a triple-A rated security and a triple-B, the lowest quality that we buy, ranges from around 20 to maybe 50 basis points (a basis point is 1/100 of a percentage point). If you opt for the longest allowable maturity in hopes of getting extra yield and rates rise, causing the value of the portfolio to fall, there is little room to make up the loss by choosing lower-rated securities, an option that would be available to the manager of a longer maturity bond portfolio. In the broad market, a manager might be able to add 60 to 100 basis points by shifting to a triple-B rated securities. Add to this the fact that changes in rates tend to affect the one-to-three range more dramatically than any other part of the yield curve. The effects of Fed funds rate changes become more muted as maturities increase--time serves as a damper--but the one-to-three range registers the maximum effect of these adjustments, and a one-to-three year manager who misjudges the direction of interest rates feels the full brunt of this. Of course, this can also work in your favor, but because people in general are more focused on avoiding losses than in registering gains, a manager tends to prefer to err on the conservative side when dealing with the powerful effects of interest rate changes.

  The other moderating factor, of course, is being measured against a benchmark. Every manager wants to beat his benchmark, but without having to take risks that might also cause underperformance. If your duration is substantially longer than the benchmark and rates rise, your portfolio will get punished. (Duration is a measure of interest rate risk that is related to maturity, but more useful than maturity in managing a portfolio. A higher duration number implies more sensitivity to interest rate changes and a lower one less sensitivity.) If you are substantially shorter in duration than the benchmark you give up yield. In short term portfolios that, in the best of times, outperform the benchmark by perhaps 50 basis points, any give up in yield hurts a lot. The result is portfolios that mimic most of the risk characteristics of the benchmark, including the average duration. The duration of the Merrill Lynch 1-3 Year Treasury Index is near that of the two-year Treasury; many short term portfolios remain very close to this duration level.

WHERE DO YOU SEE THE BEST BUYING OPPORTUNITIES RIGHT NOW?

CJP: Spreads are quite narrow right now, with yields over Treasuries at around the 30 basis point level, and the market has become very quick in spotting and exploiting opportunities for surplus value. Our response has been to take advantage of opportunities in new types of asset-backed securities as they are created. We've been investing this year in more manufactured housing asset-backed securities, in home improvement loans, and in automobile receivables.

  I think we look at asset-backed securities very differently from other money managers and differently from Wall Street. We view them as a full-fledged, separate sector of the market, and we have specialists who work on nothing else. Let me give you an example. Although asset-backeds are triple-A rated and may not seem to present any credit questions, we believe there are credit differentials in this asset class. Last January, two of our analysts did a study of credit card issuers, looking at the underwriting standards, the trust structures of the securities, charge-offs--all the basic factors involved in assembling an asset-backed security. They used their findings to rank the various asset-backed issuers into three tiers. At that time, you could sell one of our third-tier ranked holdings and buy a first-tier one with no giveup in yield, and, of course, we did. The spread has since widened to more than 5 basis points, and while this may not seem like a large amount, it is a meaningful contributor to the 20 to 40 basis points we have been getting over the Lipper competitive average.

  We also purchase 144a securities. A 144a security is sort of a hybrid between a private placement and an SEC publicly-traded bond, but it's not SEC-registered. As a result, an investor doesn't have some of the protections that SEC registration offers, and there are restrictions in what types of buyers can buy them. However, our credit analysis capabilities supply most of the protection that SEC-registration would offer, and their liquidity has increased to such an extent that they are now traded by the public market traders of most Wall Street firms. Because of this, they're priced as well as publicly-traded securities but the bid/offer spread can be somewhat wider, and they offer an opportunity to pick up some additional yield.

THE FIRST SIX MONTHS OF THE FISCAL YEAR, FROM NOVEMBER 1, 1995 TO APRIL 30, 1996, COULD BE DESCRIBED AS CHALLENGING FOR ALL BOND MANAGERS AS FEARS OF INFLATION DROVE A MAJOR BOND SELL-OFF. IN THE SIX MONTH PERIOD SINCE THEN, THE ECONOMY SEEMS TO HAVE STABILIZED WITHOUT ANY FED INTERVENTION. IN YOUR OPINION, WHAT HAVE BEEN SOME OF THE MAIN ECONOMIC THEMES THAT HAD AN IMPACT ON BOND PERFORMANCE?

CJP: Before August, it looked like the economy was still going along at a fairly healthy clip, with strong employment numbers and respectable, if not spectacular, growth in industrial indicators. The market braced for what seemed inevitable, a Federal Reserve rate increase. Then, the economy leveled off, although it's difficult to say by how much. Employment gains moderated, inventories rose, spending continued to be restrained. The market, certainly, was taken by surprise--leading to the rally of the last two months. One thing that may have fueled the rally was the results of the November elections. With a Republican Congress and Democratic President, people are beginning to think that deficit reduction may return to the agenda, and this would, of course, be beneficial for the bond market.

OVER THE PAST YEAR, THE FUND OUTPERFORMED ITS LIPPER COMPETITIVE UNIVERSE BY 0.47%. IN ADDITION, MORNINGSTAR GAVE A 4-STAR RATING TO THE FUND. WHAT DISTINGUISHES OUR STRATEGY FROM THAT OF OUR COMPETITORS?

CJP: I think that, in part, we've benefited from our conservative bias, which has kept us from diverging far from the benchmark and which also leads to a practice of implementing changes gradually. We focus on non-Treasury sectors to gain yield and seek pricing anomalies in some of the smaller, less-followed markets. As noted earlier, we've also been able to make use of our research capabilities to identify value in some of the newer and less-understood asset-backed securities. Then, in addition to our analytical capability, we benefit from an in-house trading group, some of whom are specialists in asset-backed securities.

DO YOU FEEL THAT THE ECONOMY HAS STABILIZED? WHAT DO YOU EXPECT FOR THE SHORT TERM BOND MARKET OVER THE COMING SIX MONTHS?

CJP: Market interest rates have receded a bit, and the result is the equivalent of Fed easing. The economy should be fairly stable, and I think the Portfolio should at least get the additional yield over a money market portfolio that is normal for a short term bond portfolio. A month ago I would have been more optimistic, but given that the economy has already slowed down, the rally has taken a lot of the surplus value out of the market. The Portfolio was well-positioned to capture much of this.

WITH THIS IN MIND, HOW DO YOU EXPECT TO POSITION THE PORTFOLIO OVER THE COMING SIX MONTHS? ARE THERE ANY SECTORS THAT SEEM PARTICULARLY APPEALING?

CJP: We expect to maintain the level of spread product (non-Treasury sectors) that we have now. We don't expect that the Fed will make any interest rate changes for at least the next several months and so will probably keep duration slightly longer than the benchmark to try to capture additional yield and take advantage of the roll down. If we see signs of further economic stabilizing, we would regard that as an opportunity to lengthen further.

FUND FACTS

INVESTMENT OBJECTIVE

The JPM Institutional Short Term Bond Fund seeks to provide high total return while attempting to limit the likelihood of negative quarterly returns. It is designed for investors who do not require the stable net asset value typical of a money market fund, but who seek less price fluctuation than is typical of a longer term bond fund.


------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
7/8/93


------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/96
$17,810,086


------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/96

EXPENSE RATIO

The Fund's current expense ratio of 0.25% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1996


PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

                         [CHART]

30-DAY SEC YIELD
5.99%

DURATION
1.6 years

QUALITY BREAKDOWN
AAA*       85.9%
A           7.6%
Other       6.5%

*INCLUDES U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS AND
REPURCHASE AGREEMENTS

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF THE JPM INSTITUTIONAL SHORT TERM BOND FUND (THE "FUND"). SIGNATURE BROKER-DEALER SERVICES, INC. SERVED AS THE FUND'S DISTRIBUTOR PRIOR TO AUGUST 1, 1996.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN")SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees, assume the reinvestment of Fund distributions and reflect the reimbursement of Fund Expenses. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. The Portfolio invests in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

                THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investment in The Short Term Bond
  Portfolio ("Portfolio"), at value    $ 17,806,091
Receivable for Expense Reimbursements        27,936
Deferred Organization Expenses               18,215
Prepaid Expenses and Other Assets                75
                                       ------------
    Total Assets                         17,852,317
                                       ------------

LIABILITIES
Dividends Payable to Shareholders             9,475
Shareholder Servicing Fee Payable             1,184
Administrative Services Fee Payable             503
Accrued Trustees' Fees and Expenses             197
Administration Fee Payable                       69
Fund Services Fee Payable                         9
Accrued Expenses                             30,794
                                       ------------
    Total Liabilities                        42,231
                                       ------------

NET ASSETS
Applicable to 1,808,424 Shares of
  Beneficial Interest Outstanding
  (par value $0.001, unlimited shares
  authorized)                          $ 17,810,086
                                       ------------
                                       ------------
Net Asset Value, Offering and
  Redemption Price Per Share                  $9.85
                                               ----
                                               ----

ANALYSIS OF NET ASSETS
Paid-in Capital                        $ 17,988,803
Distributions in Excess of Net
  Investment Income                         (10,716)
Accumulated Net Realized Loss on
  Investment                               (296,268)
Net Unrealized Appreciation of
  Investment                                128,267
                                       ------------
    Net Assets                         $ 17,810,086
                                       ------------
                                       ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIO
Allocated Interest Income                          $ 690,628
Allocated Portfolio Expenses (Net of
  Reimbursement of $27,316)                          (42,268)
                                                   ---------
    Net Investment Income Allocated
    from Portfolio                                   648,360

FUND EXPENSES
Printing Expenses                      $  16,910
Transfer Agent Fees                       16,684
Registration Fees                         14,500
Professional Fees                         11,300
Amortization of Organization Expenses     10,810
Shareholder Servicing Fee                  7,885
Administrative Services Fee                2,425
Administration Fee                         1,469
Fund Services Fee                            568
Trustees' Fees and Expenses                  448
Miscellaneous                              3,298
                                       ---------
    Total Fund Expenses                   86,297
Less: Reimbursement of Expenses          (86,297)
                                       ---------

NET FUND EXPENSES                                         --
                                                   ---------
NET INVESTMENT INCOME                                648,360

NET REALIZED GAIN ON INVESTMENT
  ALLOCATED FROM PORTFOLIO                           148,591

NET CHANGE IN UNREALIZED APPRECIATION
  OF INVESTMENT ALLOCATED FROM
  PORTFOLIO                                          (14,190)
                                                   ---------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                  $ 782,761
                                                   ---------
                                                   ---------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          FOR THE         FOR THE
                                          FISCAL          FISCAL
                                        YEAR ENDED      YEAR ENDED
                                        OCTOBER 31,     OCTOBER 31,
                                           1996            1995
                                       -------------   -------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                  $    648,360    $  3,010,536
Net Realized Gain on Investment
  Allocated from Portfolio                  148,591         331,910
Net Change in Unrealized Appreciation
  of Investment Allocated from
  Portfolio                                 (14,190)        917,422
                                       -------------   -------------
    Net Increase in Net Assets
    Resulting from Operations               782,761       4,259,868
                                       -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                      (648,360)     (3,024,230)
                                       -------------   -------------

TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares of Beneficial
  Interest Sold                          50,306,760      23,575,445
Reinvestment of Dividends                   605,323       2,976,238
Cost of Shares of Beneficial Interest
  Redeemed                              (52,152,008)    (56,550,359)
                                       -------------   -------------
    Net Decrease from Transactions in
    Shares of Beneficial Interest        (1,239,925)    (29,998,676)
                                       -------------   -------------
    Total Decrease in Net Assets         (1,105,524)    (28,763,038)

NET ASSETS
Beginning of Fiscal Year                 18,915,610      47,678,648
                                       -------------   -------------
End of Fiscal Year                     $ 17,810,086    $ 18,915,610
                                       -------------   -------------
                                       -------------   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         FOR THE PERIOD
                                         FOR THE FISCAL YEAR ENDED        JULY 8, 1993
                                                OCTOBER 31,             (COMMENCEMENT OF
                                       ------------------------------    OPERATIONS) TO
                                         1996       1995       1994     OCTOBER 31, 1993
                                       --------   --------   --------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD   $   9.83   $   9.60   $   9.99       $ 10.00
                                       --------   --------   --------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.55       0.58       0.47          0.11
Net Realized and Unrealized Gain
  (Loss) on Investment                     0.02       0.24      (0.39)        (0.01)
                                       --------   --------   --------   ----------------
Total from Investment Operations           0.57       0.82       0.08          0.10
                                       --------   --------   --------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                     (0.55)     (0.59)     (0.47)        (0.11)
                                       --------   --------   --------   ----------------

NET ASSET VALUE, END OF PERIOD         $   9.85   $   9.83   $   9.60       $  9.99
                                       --------   --------   --------   ----------------
                                       --------   --------   --------   ----------------
Total Return                               6.01%      8.81%      0.87%         1.01%(a)
                                       --------   --------   --------   ----------------
                                       --------   --------   --------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
  thousands)                           $ 17,810   $ 18,916   $ 47,679       $27,605
Ratios to Average Net Assets
  Expenses                                 0.37%      0.45%      0.45%         0.46%(b)
  Net Investment Income                    5.69%      6.09%      4.96%         3.92%(b)
  Decrease Reflected in Expense Ratio
    due to Expense Reimbursement           1.00%      0.22%      0.33%         0.84%(b)

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional Short Term Bond Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on July 8, 1993.

The Fund invests all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (68% at October 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)Substantially all the Fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $49,795. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

    e)Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

    g)The Fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Captial Distributions by Investment Companies". The effect of applying this

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------
      statements was to decrease Paid-In Capital by $1,570 and decrease Accumulated Net Realized Loss on Investment by $1,570. Net investment income, net realized gains and net assets were not affected by this change.

    h)For United States federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1996 of approximately $298,000 which will expire in the year 2002. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and distributor. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Fund, furnished office space and facilities required for conducting the business of the Fund and paid the compensation of the Fund's officers affiliated with Signature. Until December 28, 1995, the agreement provided for a fee to be paid to Signature at an annual rate determined by the following schedule: 0.04% of the first $1 billion of the aggregate average daily net assets of the Trust, as well as two other affiliated fund families for which Signature acted as administrator, 0.032% of the next $2 billion of such net assets, 0.024% of the next $2 billion of such net assets, and 0.016% of such net assets in excess of $5 billion. The daily equivalent of the fee rate was applied each day to the net assets of the Fund. For the period from November 1, 1995 through December 28, 1995, Signature's fee for these services amounted to $688.

      Effective December 29, 1995, the Administration Agreement was amended such that the fee charged was equal to the Fund's proportionate share of a complex-wide fee based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which series of the Trust, The JPM Pierpont Funds, or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share its net assets bore to the total net assets of The Trust, The JPM Pierpont Funds, The JPM Advisor Funds and the Master Portfolios. For the period from December 29, 1995 through July 31, 1996, Signature's fee for these services amounted to $644. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996 certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan Guaranty Trust Company of New York ("Morgan"). FDI also serves as the Fund's distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Pierpont Funds, The JPM Advisor Funds and the Master Portfolios. For the period from August 1, 1996 through October 31, 1996, the fee for these services amounted to $137.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

    b)Until August 31, 1995, the Trust, on behalf of the Fund, had a Financial and Fund Accounting Services Agreement with Morgan which provided that Morgan would receive a fee, based on the percentage described below, for overseeing certain aspects of the administration and operation of the Fund and that was also designed to provide an expense limit for certain expenses of the Fund. This fee was calculated exclusive of the shareholder servicing fee, the fund services fee and amortization of organization expenses, at 0.05% of the Fund's average daily net assets. From September 1, 1995 until December 28, 1995, an interim agreement between the Trust, on behalf of the Fund, and Morgan provided for the continuation of the oversight functions that were outlined under the prior agreement and that Morgan should bear all of its expenses incurred in connection with these services.

      Effective December 29, 1995, the Trust, on behalf of the Fund, entered into an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan was responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund had agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolio's aggregate average daily net assets in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share that the Fund's net assets bore to the net assets of the Trust, the Master Portfolios and other investors in the Master Portfolios for which Morgan provided similar services. For the period from December 29, 1995 through July 31, 1996, the fee for these services amounted to $1,229.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.09% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.04% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The allocation of the Fund's portion of this charge is described above. For the period from August 1, 1996 through October 31, 1996, the fee for these services amounted to $1,196.

      In addition, prior to July 1, 1996, Morgan agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.45% of the average daily net assets of the Fund. Effective July 1, 1996 through at least February 28, 1997, Morgan will reimburse the Fund to the extent necesssary to maintain the Fund's total operating expenses at an annual rate of no more than 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1996, Morgan has agreed to reimburse the Fund $86,297 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. Until December 28, 1995, the agreement provided for the Fund to pay Morgan a fee for these services which was computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the Fund. For the period from November 1, 1995 through December 28, 1995, the fee for these services amounted to $1,340.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

      Effective December 29, 1995, the Shareholding Servicing Agreement was amended such that the annual rate for providing these services was changed to 0.075% of the average daily net assets of the Fund. For the period from December 29, 1995 through October 31, 1996, the fee for these services amounted to $6,545.

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $568 for the fiscal year ended October 31, 1996.

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of the Trust, The Pierpont Funds and the Master Portfolios. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $73.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                        FOR THE FISCAL      FOR THE FISCAL
                                          YEAR ENDED          YEAR ENDED
                                       OCTOBER 31, 1996    OCTOBER 31, 1995
                                       -----------------   -----------------
Shares sold..........................       5,145,715           2,447,762
Reinvestment of dividends............          61,608             307,140
Shares redeemed......................      (5,322,739)         (5,796,583)
                                       -----------------   -----------------
Net Decrease.........................        (115,416)         (3,041,681)
                                       -----------------   -----------------
                                       -----------------   -----------------

      From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund and Portfolio.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Institutional Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Institutional Short Term Bond Fund (one of the series constituting part of The JPM Institutional Funds, hereafter referred to as the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period July 8, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 18, 1996

The Short Term Bond Portfolio

Annual Report October 31, 1996

(The following pages should be read in conjunction with The JPM Institutional Short Term Bond Fund
Annual Financial Statements)

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                                    MOODY'S/S&P
PRINCIPAL                                                             RATING
  AMOUNT                   SECURITY DESCRIPTION                     (UNAUDITED)         VALUE
----------  --------------------------------------------------    ---------------    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (41.8%)
FINANCIAL SERVICES (41.8%)
$  495,947  Aegis Auto Receivables Trust, Series 1996-3, Class
              A, Sequential Payer, Callable, (144A) 8.80% due
              03/20/02........................................         NR/NR         $   509,896
   260,854  Chase Manhattan Grantor Trust, Series 1996-A,
              Class A, Pass Through, Callable 5.20% due
              02/15/02........................................        Aaa/AAA            259,387
   625,862  CIT River Owners Trust,Series 1995-A, Class A,
              Sequential Payer, Callable 6.25% due 01/15/11...        Aaa/AAA            627,834
   443,246  Equicon Home Equity Loan Trust, Series 1992-7,
              Remic: Class A, Sequential Payer, Callable 5.90%
              due 09/18/05....................................        Aaa/AAA            440,441
   700,000  First Plus Home Loan Trust, Series 1996-3, Class
              A2, Sequential Payer, Callable 6.85% due
              06/20/07........................................        Aaa/AAA            705,359
   534,020  Fleetwood Credit Corp. Grantor Trust, Series
              1994-A, Class A, Sequential Payer, Callable
              4.70% due 07/15/09..............................        Aaa/AAA            522,805
 1,500,000  Green Tree Home Improvement Loan Trust, Series
              1996-2, Class A2, Sequential Payer, Callable
              6.80% due 09/15/27..............................        NR/AAA           1,518,516
   493,103  Merrill Lynch Mortgage Investors, Inc., Remic
              Series 1994-C1, Class A, Callable 8.61% due
              11/25/20........................................        NR/AAA             497,110
   478,131  Newcourt Receivables Asset Trust, Series 1996-1,
              Class A, Sequential Payer, Callable 6.79% due
              08/20/03........................................        NR/AAA             482,291
 2,000,000  Premier Auto Trust, Series 1996-2, Class A3,
              Sequential Payer, Callable, 6.35% due
              01/06/00........................................        Aaa/AAA          2,016,800
   727,404  Prudential Home Mortgage Securities, Remic:
              Sequential Payer, Series 1992-44, Class A1,
              Callable 6.00% due 01/25/98.....................        Aaa/AAA            722,851
   566,015  Summit Acceptance Auto Receivables, Series 1996-A,
              Class A-1, (144A) 7.01% due 07/15/02............        Aaa/AAA            571,498
 1,500,000  World Omni Automobile Lease Securitization Trust,
              Series 1996-A, Class A1, Sequential Payer,
              Callable 6.30% due 06/25/02.....................        Aaa/AAA          1,502,460
   500,000  World Omni Automobile Lease Securitization Trust,
              Series 1996-B, Class A1 5.95% due 11/15/02......        Aaa/AAA            499,531
                                                                                     -----------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                  ASSET BACKED SECURITIES (COST
                  $10,819,469)................................                        10,876,779
                                                                                     -----------
CORPORATE OBLIGATIONS (12.9%)
ELECTRIC (4.1%)
 1,000,000  Hydro Quebec 9.75% due 09/29/98...................         NR/A+           1,062,500
                                                                                     -----------

FINANCIAL SERVICES (1.1%)
   300,000  Cheung Kong Finance Cayman 5.50% due 09/30/98.....         NR/NR             293,437
                                                                                     -----------

OIL-SERVICES (3.8%)
 1,000,000  Occidental Petroleum Corp. 5.76% due 06/15/98.....       Baa3/BBB            993,120
                                                                                     -----------

TELEPHONE (3.9%)
 1,000,000  Southwestern Bell Cap 7.30% due 07/15/99..........         A2/A+           1,025,780
                                                                                     -----------
                TOTAL CORPORATE OBLIGATIONS (COST
                  $3,310,280).................................                         3,374,837
                                                                                     -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                   SECURITY DESCRIPTION                      VALUE
----------  --------------------------------------------------    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (23.0%)
FEDERAL HOME LOAN MORTGAGE CORP.
$  417,051  9.00% due 05/01/97................................    $   423,169
 1,500,000  REMIC: PAC-1(11), Series 1625, Class DA 5.50% due
              07/15/04........................................      1,483,935
                                                                  -----------
                                                                    1,907,104
                                                                  -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 1,500,000  REMIC: PAC-1(11), Series 1625, Class DA 5.60% due
              07/25/03........................................      1,494,495
 1,000,000  REMIC: PAC-1(11), Series 1994-33, Class D 5.50%
              due 04/25/05....................................        986,310
                                                                  -----------
                                                                    2,480,805
                                                                  -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 1,500,000  GNMA TBA Nov 9.00%................................      1,607,805
                                                                  -----------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
                 $5,966,960)..................................      5,995,714
                                                                  -----------
U.S. TREASURY OBLIGATIONS (15.0%)
U.S. TREASURY NOTES
 3,880,000  United States Treasury Notes 6.00% due 08/15/99
              (cost $3,854,313)...............................      3,889,428
                                                                  -----------
SHORT-TERM INVESTMENTS (12.9%)
OTHER INVESTMENT COMPANIES (0.0%)*
       626  Seven Seas Money Market Fund (cost $626)..........            626
                                                                  -----------
REPURCHASE AGREEMENT (12.9%)
 3,351,000  Goldman Sachs Repurchase Agreement, 5.54% dated
              10/31/96 due 11/01/96, proceeds $3,351,516,
              (collateralized by $2,474,000 U.S. Treasury
              Bond, 11.625% due 11/15/04, valued at
              $3,418,911) (cost $3,351,000)...................      3,351,000
                                                                  -----------
                TOTAL SHORT-TERM INVESTMENTS (COST
                 $3,351,626)..................................      3,351,626
                                                                  -----------
            TOTAL INVESTMENTS (COST $27,302,648) (105.6%).....     27,488,384
            LIABILITIES IN EXCESS OF OTHER ASSETS (-5.6%).....     (1,456,273)
                                                                  -----------
            NET ASSETS (100.0%)...............................    $26,032,111
                                                                  -----------
                                                                  -----------

------------------------------
Note: Based on the cost of investments of $27,302,648 for federal income tax purposes at October 31, 1996, the aggregate gross unrealized appreciation and depreciation was $236,697 and $50,961, respectively, resulting in net unrealized appreciation of $185,736.

* Less than 0.1%.

TBA -- Security purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

144A -- Securities restricted for resale to Qualified Institutional Buyers

REMIC -- Real estate mortgage investment conduit.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $27,302,648)        $27,488,384
Interest Receivable                                178,275
Receivable for Expense Reimbursement                15,700
Deferred Organization Expenses                       2,300
Prepaid Expenses and Other Assets                       22
                                               -----------
    Total Assets                                27,684,681
                                               -----------

LIABILITIES
Payable for Investments Purchased                1,601,250
Payable to Custodian                                24,958
Advisory Fee Payable                                 5,693
Administrative Services Fee Payable                    726
Custody Fee Payable                                    135
Administration Fee Payable                              67
Fund Services Fee Payable                               13
Accrued Trustees' Fees and Expenses                    250
Accrued Expenses                                    19,478
                                               -----------
    Total Liabilities                            1,652,570
                                               -----------

NET ASSETS
Applicable to Investors' Beneficial Interests  $26,032,111
                                               -----------
                                               -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                  $1,212,907

EXPENSES
Advisory Fee                           $ 50,319
Professional Fees and Expenses           34,359
Custodian Fees and Expenses              25,934
Administrative Services Fee               4,344
Administration Fee                        1,703
Printing Expenses                         1,601
Amortization of Organization Expenses     1,365
Fund Services Fee                         1,005
Registration Fees                           610
Trustees' Fees and Expenses                 602
Insurance Expense                           508
Miscellaneous                               250
                                       --------
    Total Expenses                      122,600
Less: Reimbursement of Expenses         (46,618)
                                       --------

NET EXPENSES                                         75,982
                                                 ----------

NET INVESTMENT INCOME                             1,136,925

NET REALIZED GAIN ON INVESTMENTS
  (including $25,919 net realized
  loss from futures contracts)                      146,407

NET CHANGE IN UNREALIZED APPRECIATION
  OF INVESTMENTS                                      5,083
                                                 ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                $1,288,415
                                                 ----------
                                                 ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            FOR THE         FOR THE
                                            FISCAL          FISCAL
                                          YEAR ENDED      YEAR ENDED
                                          OCTOBER 31,     OCTOBER 31,
                                             1996            1995
                                         -------------   -------------

INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                    $  1,136,925    $  3,574,946
Net Realized Gain on Investments              146,407         407,824
Net Change in Unrealized Appreciation
  of Investments                                5,083       1,076,791
                                         -------------   -------------
    Net Increase in Net Assets
    Resulting from Operations               1,288,415       5,059,561
                                         -------------   -------------

TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS
Contributions                              54,341,812      32,690,159
Withdrawals                               (58,904,692)    (61,766,958)
                                         -------------   -------------
    Net Decrease from Investors'
    Transactions                           (4,562,880)    (29,076,799)
                                         -------------   -------------
    Total Decrease in Net Assets           (3,274,465)    (24,017,238)

NET ASSETS
Beginning of Fiscal Year                   29,306,576      53,323,814
                                         -------------   -------------
End of Fiscal Year                       $ 26,032,111    $ 29,306,576
                                         -------------   -------------
                                         -------------   -------------

SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                                                                   JULY 8, 1993
                                                                                  (COMMENCEMENT
                                          FOR THE FISCAL YEAR ENDED OCTOBER 31,         OF
                                                                                  OPERATIONS) TO
                                          -------------------------------------    OCTOBER 31,
                                            1996          1995          1994           1993
                                          ---------     ---------     ---------   --------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                     0.38%         0.42%         0.36%         0.37%(a)
  Net Investment Income                        5.65%         6.11%         5.01%         3.99%(a)
  Decrease Reflected in Expense Ratio
    due to Expense Reimbursement               0.23%         0.04%         0.05%         1.00%(a)
Portfolio Turnover                              191%          177%          230%          116%

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Short Term Bond Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide a high total return while attempting to limit the likelihood of negative quarterly returns. The Portfolio commenced operations on July 8, 1993. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)The Portfolio values mortgage and asset-backed securities and other debt securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing services, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method. The ability of issuers of mortgage and asset-backed securities, held by the Portfolio, to meet their obligations may be affected by economic developments in a specific industry or region. The value of mortgage and asset-backed securities can be significantly affected by changes in interest rates, rapid principal repayments including pre-payments.

      The Portfolio's custodian or designated subcustodians, as the case may be, under triparty repurchase agreements takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    b)Futures: A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters in the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------
      payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures transactions in U.S. Treasury securities during the fiscal year ended October 31, 1996 are summarized as follows:

                                                             PRINCIPAL
                                               NUMBER OF      AMOUNT
                                               CONTRACTS   OF CONTRACTS
                                               ---------   -------------
Contracts open at beginning of year..........       10     $  1,076,009
Contracts opened.............................       26        5,356,975
Contracts closed.............................      (36)      (6,432,984)
                                               ---------   -------------
Contracts open at end of year................        0     $          0
                                               ---------   -------------
                                               ---------   -------------

    c)Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discount, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxable on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

    e)The Portfolio incurred organization expenses in the amount of $5,380. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an investment advisory agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the investment advisory agreement, the Portfolio pays Morgan at an annual rate of 0.25% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 1996, such fees amounted to $50,319.

    b)The Portfolio had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as Administrator and exclusive placement agent. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Portfolio, furnished office space and facilities required for conducting the business of the Portfolio and paid the compensation of the Portfolio's officers affiliated with Signature. Until December 28, 1995, the agreement provided for a fee to be paid to Signature at an annual rate determined by the following schedule:
      0.01% of the first

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------
      $1 billion of the aggregate average daily net assets of the Portfolio and the other portfolios subject to the agreement, 0.008% of the next $2 billion of such net assets, 0.006% of the next $2 billion of such net assets, and 0.004% of such net assets in excess of $5 billion. The daily equivalent of the fee rate was applied each day to the net assets of the Portfolio. For the period from November 1, 1995 to December 28, 1995, Signature's fee for these services amounted to $801.

      Effective December 29, 1995, the Administration Agreement was amended such that the fee charged was equal to the Portfolio's proportionate share of a complex-wide fee based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the total net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from December 29, 1995 through July 31, 1996, Signature's fee for these services amounted to $746. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan. FDI also serves as the Portfolio's exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from August 1, 1996 through October 31, 1996, the fee for these services amounted to $156.

    c)Until August 31, 1995, the Portfolio had a Financial and Fund Accounting Services Agreement with Morgan which provided that Morgan would receive a fee, based on the percentages described below, for overseeing certain aspects of the administration and operation of the Portfolio and that was also designed to provide an expense limit for certain expenses of the Portfolio. This fee was calculated exclusive of the advisory fee, custody expenses, fund services fee, brokerage costs and amortization of organization expenses at 0.05% of the Portfolio's average daily net assets up to and including $200 million and 0.03% of average daily net assets on any excess over $200 million. From September 1, 1995 until December 28, 1995, an interim agreement between the Portfolio and Morgan provided for the continuation of the oversight functions that were outlined under the prior agreement and that Morgan should bear all of its expenses incurred in connection with these services.

      Effective December 29, 1995, the Portfolio entered into an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan was responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio had agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------
      average daily net assets in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share that the Portfolio's net assets bore to the net assets of the Master Portfolios and investors in the Master Portfolios for which Morgan provided similar services. For the period from December 29, 1995 through July 31, 1996, Morgan's fee for these services amounted to $2,474.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.09% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.04% of the Master Portfolio's aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The allocation of the Portfolio's portion of this charge is described above. For the period from August 1, 1996 through October 31, 1996, the fee for these services amounted to $1,870.

      In addition, prior to July 1, 1996, Morgan agreed to reimburse the Portfolio to the extent necessary to maintain the total operating expenses of the Portfolio at no more than 0.45% of the average daily net assets of the Fund. Effective July 1, 1996 through at least February 28, 1997, Morgan will reimburse the Portfolio to the extent necesssary to maintain the Portfolio's total operating expenses at an annual rate of no more than 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1996, Morgan has agreed to reimburse the Portfolio $46,618 for expenses under this agreement.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $1,005 for the fiscal year ended October 31, 1996.

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds and the Master Portfolios. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total fees and expenses. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $130.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period were as follows:

                                                   COST OF         PROCEEDS
                                                  PURCHASES       FROM SALES
                                                -------------    -------------
U.S. Government and Agency Obligations.......   $  23,963,743    $  26,603,778
Corporate and Collateralized Obligations.....      14,057,809       15,536,455
                                                -------------    -------------
Total........................................   $  38,021,552    $  42,140,233
                                                -------------    -------------
                                                -------------    -------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Short Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Short Term Bond Portfolio (the "Portfolio") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its supplementary data for each of the three years in the period then ended and for the period July 8, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
December 18, 1996

THE JPM INSTITUTIONAL MONEY MARKET FUND

THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND

THE JPM INSTITUTIONAL SHORT TERM BOND FUND

THE JPM INSTITUTIONAL BOND FUND

THE JPM INSTITUTIONAL TAX EXEMPT BOND FUND

THE JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND

THE JPM INSTITUTIONAL DIVERSIFIED FUND

THE JPM INSTITUTIONAL SELECTED U.S. EQUITY FUND

THE JPM INSTITUTIONAL U.S. SMALL COMPANY FUND

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

THE JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND

THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND

THE JPM INSTITUTIONAL JAPAN EQUITY FUND

THE JPM INSTITUTIONAL ASIA GROWTH FUND

THE
JPM INSTITUTIONAL
SHORT TERM
BOND FUND



FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.

ANNUAL REPORT

OCTOBER 31, 1996